UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-26                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                             745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC2 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK,


Date:  January, 7, 2004       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC2
                         STATEMENT TO CERTIFICATEHOLDERS
                                December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        206,652,000.00   136,679,161.38   10,586,357.90    184,635.51    10,770,993.41      0.00        0.00      126,092,803.48
M1        27,554,000.00    27,554,000.00            0.00     50,271.70        50,271.70      0.00        0.00       27,554,000.00
M2        13,088,000.00    13,088,000.00            0.00     35,149.01        35,149.01      0.00        0.00       13,088,000.00
M3         8,267,000.00     8,267,000.00            0.00     29,320.58        29,320.58      0.00        0.00        8,267,000.00
M4         2,755,000.00     2,755,000.00            0.00      9,771.16         9,771.16      0.00        0.00        2,755,000.00
B1         6,199,000.00     6,199,000.00            0.00     36,160.83        36,160.83      0.00        0.00        6,199,000.00
B2         4,133,000.00     4,133,000.00            0.00     24,109.17        24,109.17      0.00        0.00        4,133,000.00
P                100.00           100.00            0.00    167,861.84       167,861.84      0.00        0.00              100.00
R                  0.00             0.00            0.00          0.00             0.00      0.00        0.00                0.00
TOTALS   268,648,100.00   198,675,261.38   10,586,357.90    537,279.80    11,123,637.70      0.00        0.00      188,088,903.48

AIO       96,437,000.00    74,394,000.00            0.00    495,960.00       495,960.00      0.00        0.00       74,394,000.00
X          6,888,476.38     6,888,476.38            0.00    822,423.15       822,423.15      0.00        0.00        6,888,476.38
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359APU1        661.39771877    51.22794795        0.89346104       52.12140899     610.16977082     A        1.568750 %
M1      86359APY3      1,000.00000000     0.00000000        1.82447920        1.82447920   1,000.00000000     M1       2.118750 %
M2      86359APZ0      1,000.00000000     0.00000000        2.68559062        2.68559062   1,000.00000000     M2       3.118750 %
M3      86359AQA4      1,000.00000000     0.00000000        3.54670134        3.54670134   1,000.00000000     M3       4.118750 %
M4      86359AQB2      1,000.00000000     0.00000000        3.54670054        3.54670054   1,000.00000000     M4       4.118750 %
B1      86359AQC0      1,000.00000000     0.00000000        5.83333280        5.83333280   1,000.00000000     B1       7.000000 %
B2      86359AQD8      1,000.00000000     0.00000000        5.83333414        5.83333414   1,000.00000000     B2       7.000000 %
P       N/A            1,000.00000000     0.00000000  2.789.618.400000  1,678,618.400000   1,000.00000000     P        0.000000 %
TOTALS                   739.53719152    39.40604047        1.99993895       41.40597942     700.13115105

AIO     86359APX5        771.42590499     0.00000000        5.14283937        5.14283937     771.42590499     AIO      8.000000 %
X       N/A            1,000.00000000     0.00000000      119.39115483      119.39115483   1,000.00000000     X        0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

Total Beginning Number of Loans                                                                            2,624
Beginning Collateral Balance                                                                      205,563,737.76
Scheduled Interest                                                                                  1,847,005.80
Scheduled Principal                                                                                   151,535.00
Liquidation Proceeds                                                                                        0.00
Insurance Proceeds                                                                                          0.00
Repurchased Principal                                                                                       0.00
Unscheduled Principal (Payoffs and Curtailments)                                                   10,370,535.35
Current Losses                                                                                         64,287.55
Ending Collateral Balance                                                                         194,977,379.86
Total Ending Number of Loans                                                                               2,520

Weighted Average Mortgage Rate for All Loans                                                             10.78 %
Weighted Average Net Mortgage Rate for All Loans                                                         10.27 %

Weighted Average Term to Maturity                                                                         319.00

OverCollateralization Amount                                                                        6,888,576.38
Targeted OverCollateralization Amount                                                               6,888,576.38
OverCollateralization Deficiency Amount                                                                     0.00
OverCollateralization Release Amount                                                                        0.00
Monthly Excess Interest                                                                               886,710.70
Monthly Excess Cash Flow Amount                                                                       886,710.70
Extra Principal Distribution Amount                                                                    64,287.55

Servicing Compensation                                                                                 85,651.55
Credit Risk Manager Fee                                                                                 2,569.55
Trustee Fee                                                                                             1,370.42

Current Advances Required                                                                                   0.00
Current Advances Actually Made                                                                              0.00
Current Advances Shortfall                                                                                  0.00
Cummulative Advances                                                                                        0.00

Reo Interest Not Advanced                                                                               5,325.62
Reo Principal Not Advanced                                                                                  0.00

Loans Delinquent
                                             Group 1
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                       132            10,790,836.35                  5.53 %
                                            2 Month                        43             3,090,705.62                  1.59 %
                                            3 Month                        52             4,515,926.85                  2.32 %
                                             Total                        227            18,397,468.82                  9.44 %
                                             Group Totals
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                       132            10,790,836.35                  5.53 %
                                            2 Month                        43             3,090,705.62                  1.59 %
                                            3 Month                        52             4,515,926.85                  2.32 %
                                             Total                        227            18,397,468.82                  9.44 %

                                            Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                                 Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                     102            9,075,317.06                  4.65 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                     102            9,075,317.06                  4.65 %

Loans in Bankruptcy
                                                                 Loans in Bankruptcy

                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      16            1,118,576.00                  0.57 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                      16            1,118,576.00                  0.57 %

Loans in REO
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      10              878,463.99                  0.45 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                      10              878,463.99                  0.45 %

Prepayment Penalties                                                                               167,861.84

Realized Losses
Current Realized Losses                                                                             64,287.55
Cummulative Realized Losses                                                                        107,825.53

Class M1 Unpaid Realized Loss Amount                                                                     0.00
Class M2 Unpaid Realized Loss Amount                                                                     0.00
Class M3 Unpaid Realized Loss Amount                                                                     0.00
Class M4 Unpaid Realized Loss Amount                                                                     0.00
Class B1 Unpaid Realized Loss Amount                                                                     0.00
Class B2 Unpaid Realized Loss Amount                                                                     0.00

Substitution Loan Amount                                                                                 0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                   0.00
Class M1 Outstanding Interest Shortfall                                                                  0.00
Class M2 Outstanding Interest Shortfall                                                                  0.00
Class M3 Outstanding Interest Shortfall                                                                  0.00
Class M4 Outstanding Interest Shortfall                                                                  0.00
Class B1  Outstanding Interest Shortfall                                                                 0.00
Class B2  Outstanding Interest Shortfall                                                                 0.00
Class X Outstanding Interest Shortfall                                                                   0.00

Net Rate Carryover Amount - Class A                                                                      0.00
Unpaid Net Rate Carryover Amount - Class A                                                               0.00
Net Rate Carryover Amount - Class M1                                                                     0.00
Unpaid Net Rate Carryover Amount - Class M1                                                              0.00
Net Rate Carryover Amount - Class M2                                                                     0.00
Unpaid Net Rate Carryover Amount - Class M2                                                              0.00
Net Rate Carryover Amount - Class M3                                                                     0.00
Unpaid Net Rate Carryover Amount - Class M3                                                              0.00
Net Rate Carryover Amount - Class M4                                                                     0.00
Unpaid Net Rate Carryover Amount - Class M4                                                              0.00
Net Rate Carryover Amount - Class B1                                                                     0.00
Unpaid Net Rate Carryover Amount - Class B1                                                              0.00
Net Rate Carryover Amount - Class B2                                                                     0.00
Unpaid Net Rate Carryover Amount - Class B2                                                              0.00

Current Period Relief Act Interest Shortfalls                                                            0.00
Class A Interest Accrual Relief Act Reduction                                                            0.00
Class AIO Interest Accrual Relief Act Reduction                                                          0.00
Class M1 Interest Accrual Relief Act Reduction                                                           0.00
Class M2 Interest Accrual Relief Act Reduction                                                           0.00
Class M3 Interest Accrual Relief Act Reduction                                                           0.00
Class M4 Interest Accrual Relief Act Reduction                                                           0.00
Class B1  Interest Accrual Relief Act Reduction                                                          0.00
Class B2  Interest Accrual Relief Act Reduction                                                          0.00
Total Class Interest Accrual Relief Act Reduction                                                        0.00

Net Prepayment Interest Shortfalls                                                                       0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                     0.00
Class AIO Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class M3  Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Class M4 Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Total Class Interest Accrual Relief Act Reduction                                                        0.00

Net Prepayment Interest Excess                                                                           0.00

Basis Risk Interest Shortfalls Paid                                                                      0.00
Class A Basis Risk Interest Shortfalls Paid                                                              0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                             0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                             0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                             0.00

Total Basis Risk Interest Shortfalls Paid                                                                0.00
Class A Basis Risk Interest Shortfalls Paid                                                              0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M3 Basis Risk Interest Shortfalls Paid                                                             0.00
Class M4 Basis Risk Interest Shortfalls Paid                                                             0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                             0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                             0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                    1,000.00
Proceeds from Permitted Investments                                                                      0.00
Deposits to the Basis Reserve Fund                                                                       0.00
Cap Agreement Payments from Seller                                                                       0.00
Ending Balance                                                                                       1,000.00

Applicable Libor Rate                                                                                1.118750

Has the Trigger Event Occured                                                                              NO

Rolling 3 Month Prior Delinquency Percentage                                                         8.6039 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                           0.0000 %

Available Funds                                                                                 12,278,098.98
Interest Remittance Amount                                                                       1,756,028.63
Principal Remittance Amount                                                                     10,522,070.35

Class X Distributable Amount                                                                       822,423.15
p

 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
